ALLSTATES WORLDCARGO, INC.
                        4 LAKESIDE DRIVE SOUTH
                   FORKED RIVER, NEW JERSEY   08731
                            (609) 693-5950
                        ______________________

                        ADDENDUM TO NOTICE OF
                    ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD AT 10:00 AM,
                        ON FEBRUARY 25, 2000



TO THE STOCKHOLDERS OF ALLSTATES WORLDCARGO, INC.:

Please be advised that due to a change subsequent to the printing of the Notice of Annual Meeting and proxy materials, the record date for shareholders in the Notice of Annual Meeting of Shareholders and the Proxy Statement should be amended to change the record date from December 17, 1999 to January 3, 2000, as follows:


     Stockholders of record at the close of business on January 3, 2000 are entitled to vote at the meeting or any postponement or adjournment.


     WHO IS ENTITLED TO VOTE?

          Only stockholders of record at the close of business on the record date, January 3, 2000 are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.



                              By Order of the Board of Directors:

                              /s/ Craig D. Stratton
                              Craig D. Stratton, Corporate Secretary
January 24, 2000
Forked River, New Jersey

                      ALLSTATES WORLDCARGO, INC.
                        4 LAKESIDE DRIVE SOUTH
                   FORKED RIVER, NEW JERSEY   08731
                            (609) 693-5950
                        ______________________

                              NOTICE OF
                    ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD AT 10:00 AM,
                        ON FEBRUARY 25, 2000


TO THE STOCKHOLDERS OF ALLSTATES WORLDCARGO, INC.:

The 2000 Annual Meeting of the Stockholders of Allstates WorldCargo, Inc. (the "Company"), a New Jersey corporation will be held at the Sheraton Hotel Atlantic City West, 6821 Black Horse Pike (Route 40), Atlantic City West, Egg Harbor Township, NJ, 08234, on February 25, 2000, at 10:00 A.M. At the meeting, stockholders will act on the following matters:

       (1) Election of four (4) Directors to hold office for the ensuing year and until their successors have been duly elected and qualified;

       (2) Ratification of the appointment of Cowan, Gunteski & Co., P.A. as Independent accountants for fiscal 2000; and

       (3)     Any other matters that properly come before the meeting.

Stockholders of record at the close of business on December 17, 1999 are entitled to vote at the meeting or any postponement or adjournment.

STOCKHOLDERS (WHETHER THEY OWN ONE OR MANY SHARES AND WHETHER THEY EXPECT TO ATTEND THE ANNUAL MEETING OR NOT) ARE REQUESTED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE
(A) BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING, (B) BY DELIVERING A DULY EXECUTED PROXY BEARING A LATER DATE, OR (C) BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.


                              By Order of the Board of Directors:

                              /s/ Craig D. Stratton
                              Craig D. Stratton, Corporate Secretary
January 24, 2000
Forked River, New Jersey

                      ALLSTATES WORLDCARGO, INC.
                        4 LAKESIDE DRIVE SOUTH
                   FORKED RIVER, NEW JERSEY   08731
                            (609) 693-5950

                    ______________________________

                         PROXY STATEMENT
                    ______________________________

This Proxy Statement contains information related to the annual meeting of stockholders of Allstates WorldCargo, Inc. (the "Company"), to be held on Friday February 25, 2000 at 10:00 A.M., local time, at Sheraton Hotel Atlantic City West, 6821 Black Horse Pike (Route 40), Atlantic City West, Egg Harbor Township, NJ, 08234, and at any adjournment or adjournments thereof.

                          ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

        At the Company's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors and ratification of the Company's independent auditors. In addition, the Company's management will report on the performance of the Company during fiscal 1999 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

        Only stockholders of record at the close of business on the record date, December 17, 1999 are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

        All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

        Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

        The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 32,509,872 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

        If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

        Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

        (1)     for election of the nominated slate of directors
                (see page 4); and
        (2) for ratification of the appointment of Cowan, Gunteski & Co., P.A. as the Company's independent auditors (see page 8).

        With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

        ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

        OTHER ITEMS. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

        If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                           STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF THE COMPANY'S STOCK?

Joseph M. Guido, Chairman of the Board of Directors of the Company, owns or controls 56.91% of the outstanding shares of common stock of the Company; and Sam DiGiralomo, President, CEO and a director of the Company, owns or controls 15.38% of the outstanding shares of common stock of the Company. See the table below.

HOW MUCH STOCK DO THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

        The following table sets forth the beneficial ownership of the Common Stock of the Company as of December 17, 1999, by each person who was known by the Company to beneficially own more than 5% of the common stock, by each director and executive officer who owns shares of common stock and by all directors and executive officers as a group:

Title            Name and Address       No. of Shares            Percent of
of class        of Beneficial Owner     and nature of             class (1)
                                        Beneficial Ownership
--------        -------------------     -----------------------  -----------
Common          Joseph Guido
                4 Lakeside Drive South
                Forked River, NJ 08731    18,500,000(2)          56.91%

Common          Sam DiGiralomo
                7 Doig Road, Suite 3
                Wayne, NJ 07470            5,000,000             15.38%

Common          Barton C. Theile
                4 Lakeside Drive South
                Forked River, NJ 08731       500,000              1.54%

Common          Craig D. Stratton
                4 Lakeside Drive South
                Forked River, NJ 08731       200,000              0.62%

Common          All officers & directors
                as a group (4 persons)    25,200,000             74.44%

-----------------



__________________
(1)   Based upon 32,509,872 shares outstanding as of  December 15, 1999.

(2) Comprised of 18,250,000 shares owned by Joseph Guido and 250,000 shares owned by Teresa Guido, wife of Joseph Guido.

                                ITEM 1

                        ELECTION OF DIRECTORS

Four (4) directors will be elected to hold office subject to the provisions of the Company's by-laws until the next Annual Meeting of Shareholders, and until their respective successors are duly elected and qualified. The vote of a majority of the votes entitled to be cast by shareholders present in person or by proxy, is required to elect members of the Board of Directors. The following table sets forth the name, age, position with the Company and respective director service dates of each person who has been nominated to be a director of the Company:


NAME                  AGE            POSITION
------------------------------------------------------------------
Joseph M. Guido        64             Chairman of the Board
Sam DiGiralomo         56             President, CEO, Director
Barton C. Theile       53             Executive Vice President, COO, Director
Craig Stratton         48             CFO, Secretary, Treasurer, Director


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN.

BUSINESS EXPERIENCE OF THE DIRECTORS

JOSEPH M. GUIDO, Chairman of the Board, is the founder of Allstates Air Cargo, Inc., having served as its President and CEO since 1961. Mr. Guido became Chairman of the Board of the Company upon the acquisition of Allstates Air Cargo, Inc. on August 24, 1999. Prior to forming Allstates Air Cargo, Inc., Mr. Guido served as a freight supervisor with American Airlines, and as a sales and station manager for Air Cargo Consolidators.

SAM DIGIRALOMO, became President, CEO and a director of the Company upon the acquisition of Allstates Air Cargo, Inc. on August 24, 1999. Prior to such acquisition, Mr. DiGiralomo had served as the President, Treasurer, CEO and a director of Audiogenesis Systems, Inc. since it was formed in January, 1997. From July 1981 through January 1997, Mr. DiGiralomo had been the President of the predecessor of Audiogenesis Systems, Inc., Genesis Safety Systems, Inc. Mr. DiGiralomo has more than 20 years of management and
marketing experience.   He has lectured at various trade
associations and universities, and designed and authored several employee training programs. Mr. DiGiralomo is a member of the American Society of Safety Engineers.

BARTON C. THEILE, became Executive Vice President, COO and a director of the Company upon the acquisition of Allstates Air Cargo, Inc. on August 24, 1999. Prior to such acquisition, Mr. Theile had served Allstates Air Cargo, Inc., as a sales representative, operations manager, Executive Vice President and COO over a period of 19 years. In addition to his experience at Allstates, Mr. Theile was President of Cargo Logistics Group, LLC. Mr. Theile has been involved in sales, marketing operations and administration in the transportation industry for over 25 years.

CRAIG STRATTON, became CFO, Secretary, Treasurer and a director of the Company upon the acquisition of Allstates Air Cargo, Inc. on
August 24, 1999.  Prior to such acquisition, Mr. Stratton
served as Chief Financial Officer for Allstates Air Cargo, Inc. since
November 1997.   Before joining Allstates, for three years, Mr. Stratton
held the position of Corporate Controller for Programmer's Paradise, Inc. a cataloger and distributor of technical software. From 1990 through 1994, he was Controller for Baronet Corporation, an importer and distributor of leather goods accessories. From 1981 through 1990, he was employed by the finance department of Contel IPC, a specialty telephone systems manufacturer and service provider, where he held various positions of increasing responsibility in corporate accounting, including an appointment to Assistant Controller in 1987. In 1973, Mr. Stratton received his B.S. in accounting, and in 1980 he earned his MBA. Mr. Stratton has been a CPA since 1986.


GENERAL INFORMATION

Board of Directors. The Board of Directors is responsible for supervision of the overall affairs of the Company. To assist it in carrying out of its duties, the Board has delegated certain authority to several committees.

The Board of Directors held five meetings during 1999. Overall and individual attendance at the Board and committee meeting was 100 percent. Following the Annual Meeting, the Board will consist of four directors. In the interim between Annual Meetings, the Board has the authority under the By-laws to increase or decrease the size of the Board.

HOW ARE DIRECTORS COMPENSATED?

        DIRECTORS COMPENSATION. All members of the Board are current employees of the Company, and do not receive any additional compensation for serving on the Board.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

        AUDIT COMMITTEE - The Audit Committee is responsible for reviewing reports of the Company's financial results, audits, internal controls, and adherence to its Business Conduct Guidelines in compliance with federal procurement laws and regulations. The committee recommends to the Board of Directors the selection of the Company's outside auditors and reviews their procedures for ensuring their independence with respect to the services performed for the Company. Mr. Theile and Mr. DiGiralomo serve on the audit committee.

                        EXECUTIVE COMPENSATION

The following table sets forth all information concerning total compensation earned or paid to the officers of the Company who served in such capacities as of September 30, 1999 for services rendered to the Company during each of the last three fiscal years.


                        SUMMARY COMPENSATION TABLE

             Annual Compensation              Long term compensation
             -----------------------         --------------------------
Name and     Year    Salary    Bonus    Other      Awards                           All
Principal              ($)      ($)     Annual    Restrict-    Options/   LTIP      Other
Position                                Compen-   ed Stock     SARs(#)    Pay-      Compensa-
                                        sation      ($)         ($)       outs($)   tion ($)
----------   ----    -------   -----   --------   ---------   ---------   ------    --------
J.           1999    317,821           92,500(1)                                    202,597(2)
Guido,       1998    294,920          111,600(3)
Chairman     1997    283,415   20,000  85,800(1)
of the
Board

Sam          1999     80,200(4)       143,253(5)                                    120,000(7)
DiGiralomo,  1998     65,000(4)        26,486(5)
President,   1997     65,000(4)
CEO

B. Theile,   1999    189,411            4,920(6)                                     20,000(7)
COO,         1998    152,328
Exec. VP     1997          0

Craig
Stratton,    1999    100,826                                                          8,000(7)
CFO,         1998     77,221
Secretary,   1997          0
Treasurer



          ____________
          (1)     Rental income from leasing of Newark
                  branch location and Forked River
                  corporate office
          (2)     Proceeds from sale to Allstates Air
                  Cargo, Inc. of one share Allstates Air
                  Cargo, Inc. stock
          (3)     Rental income from leasing of Newark
                  branch location and Forked River
                  corporate office ($90,300), and interest paid in 1996 loan to company ($21,300)
          (4)     Employed by Audiogenesis Systems, Inc.
                  on part time basis at $65,000 per year
          (5) Commissions paid for consulting services in connection with site licensing agreements
          (6)     Commission paid for management services
                  to GTD Logistics, Inc.
          (7) Excess stock compensation valued at $.04 per share


EMPLOYMENT AGREEMENTS

On August 24, 1999, the Company entered into Employment Agreements with three of the Company's stockholders. The Employment Agreements are effective for the
term beginning August 24, 1999 through December 31, 2004.    The following is a
summary of the terms of these  agreements:

                        Annual
Name/Position           Salary           Bonus
---------------        ------------      -----------------------
Joseph M. Guido,
Chairman of
The Board               $308,000         3% of
fiscal year                              Increase in net profits

Sam DiGiralomo,
President/Chief
Executive Officer        $208,000         3% of
fiscal year                               Increase in net profits

Barton M. Theile,
Executive Vice President/
Chief Operating Officer  $207,922         3% of
fiscal year                               Increase in net profits

Under the terms of their respective employment agreements, Mr. Guido, Mr. DiGiralomo and Mr. Theile have agreed to work full time. The agreements also provide for health and life insurance benefits, participation in the Company's 401(k) plan, disability benefits, expense reimbursements, indemnification from civil or criminal actions arising out of the Executive's employment, financial and tax advice, tax "gross-up" provisions, severance pay (equal to 100% of compensation for a period of five years), and payments in the event of a change of control.

Option Grants for Fiscal 1999

    There are no unexercised options held by executive officers of the Company as of September 30, 1999.

    The Company presently has no standing plans or formal arrangements for contingent forms of compensation such as bonuses, commissions, executive stock options, stock appreciation rights, profit sharing, pension, retirement plans or other like benefit programs. No officer, director, or other employee consequently received or was entitled to any form of non-cash compensation under any form of plan described or included within Regulation S-B, Section 402(b)(1), Reg. 228.402, Section (b)(1).

                              ITEM 2

      RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTS

The Company has appointed Cowan, Gunteski & Co., P.A. as the Company's independent accountants for the fiscal year ending September 30, 2000. Services provided to the Company by Cowan, Gunteski & Co., P.A. in fiscal year 1999 included the examination of the Company's consolidated financial statements, preparation of federal and state income taxes, and services related to filings with the Securities and Exchanges Commission.

    Representatives of Cowan, Gunteski & Co., P.A. will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

     The Board of Directors Recommends a Vote "For" Ratification of The Appointment of Cowan, Gunteski & Co., P.A., as The Company's Independent Accountants For Fiscal Year 2000


                         OTHER MATTERS

     As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the items referred to above. In the event that any other matter is properly brought before the meeting for action by the stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.


                      ADDITIONAL INFORMATION

   Stockholder Proposals for the 2000 Annual Meeting. Stockholders interested in presenting a proposal for consideration at the Company's annual meeting of stockholders in 2001 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's by-laws. To be eligible for inclusion, stockholder proposals must be received by the Company's Corporate Secretary no later than September 1, 2000.

     Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.



                           By order of the Board of Directors:
                              /s/ Craig D. Stratton

                           Craig D. Stratton, Corporate Secretary

PROXY FORM                ALLSTATES WORLDCARGO, INC.                PROXY FORM
           4 Lakeside Drive South, Forked River, New Jersey, 08731
                  THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned hereby appoint(s) SAM DIGIRALOMO and CRAIG D. STRATTON, or either of them, as attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Allstates WorldCargo, Inc. that the undersigned would be entitled to cast if personally present at the annual Meeting of the stockholders to be held on February 25, 2000, or at any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR EACH OF THE BELOW LISTED PERSONS AND PROPOSALS.

1.  ELECTION OF FOUR  DIRECTORS (TO SERVE UNTIL 2001):

FOR                         WITHHOLD                       Withhold authority to vote for the individual
all nominees (except as     authority to vote for all       nominees(s) identified in the space provided below
marked to the contrary     nominees
   ( )                            ( )                      ________________________________________________


Director Nominees: (1) Joseph M. Guido, (2) Sam DiGiralomo, (3) Barton M. Theile, (4) Craig D. Stratton
                         (Continued on reverse side)

2.   Ratify the appointment of Cowan, Gunteski & Co., P.A. as     FOR               AGAINST             ABSTAIN
     the Company's independent public accountants for the 2000
     fiscal year                                                  ( )               ( )                  ( )

In their discretion, the Proxies are authorized to vote upon other business as may properly come before the meeting.


                                            Dated:  _____________________



                                            ________________________________
                                            Signature


                                            ________________________________
                                            Signature if jointly held